                                                                    Exhibit 10.1


                          AMENDMENT TO PROMISSORY NOTE


       This Amendment (this "Amendment") is made as of May 31, 1997 by and among Gensym Corporation, Gensym International Corporation, GENSYM B.V., GENSYM GMBH, GENSYM F.S.C. (V.I.) LIMITED (collectively, the "Borrower") and State Street Bank and Trust Company, a Massachusetts trust company (the "Bank").

       WHEREAS, the Borrower entered into a certain promissory note dated June 20, 1991 for the benefit and payable to the order of the Bank in the original principal amount of $1,000,000.00 (as amended, the "Note") subject to the provisions of a Business Loan Agreement dated as of June 20, 1991 between the Borrower (as defined therein) and the Bank (as amended, the "Agreement"); and

       WHEREAS, the Borrower and the Bank desire to extend the Borrower's Line of Credit;

       NOW, THEREFORE, for valuable consideration paid, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

       1.     The Note is hereby amended as follows:

              (a) The first paragraph of the Note prior to the parenthetical is hereby deleted and the following substituted therefor: "On May 31, 1998". All references in the Note to "Maturity Date" shall be deemed to refer to May 31, 1998.

              (b) The first paragraph of the Note is hereby amended by deleting the following therefrom: "at a fluctuating interest rate per annum equal to one (1.0%) percent above Bank's Prime Rate in effect from time to time." and substituting the following therefor: "at a fluctuating interest rate per annum equal to the Bank's Prime Rate in effect from time to time."

              (c) All references to the Business Loan Agreement contained in the Note shall refer to the Business Loan Agreement dated as of June 20, 1991 between the Borrower (as defined therein) and the Bank as amended, including by an Amendment to Business Loan Agreement dated as of the date hereof between the Borrower (as defined therein) and the Bank, as such Agreement may be further amended, extended, modified, superseded or replaced from time to time.

       2. All of the terms and provisions of the Note, as amended hereby, are hereby ratified and confirmed and are extended and remain in full force and effect. All covenant compliance certification hereafter delivered to the Bank shall reflect the amendments contained herein.

       3. This Amendment to the Note is intended to be an allonge and shall have the same effect as if the provisions hereof amending the Note were expressly set forth therein.

       4. This Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

       IN WITNESS WHEREOF, the parties have set their hands by, effective as of the day and year first above written, intending that this Amendment be signed as a sealed instrument and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.


ATTEST AS TO ALL:                   Gensym Corporation



                                    By:
----------------------------            -----------------------------------
                                    Title:



                                    By:
                                        -----------------------------------
                                    Title:



                                    By:
                                        -----------------------------------
                                    Title:


                                    Gensym International
                                    Corporation Company



                                    By:
                                        -----------------------------------
                                    Title:



                                    By:
                                        -----------------------------------
                                    Title:

                                    GENSYM B.V.

                                    By:
                                        -----------------------------------
                                    Title:



                                    By:
                                        -----------------------------------
                                    Title:


                                    GENSYM GMBH


                                    By:
                                        -----------------------------------
                                    Title:



                                    By:
                                        -----------------------------------
                                    Title:


                                    GENSYM F.S.C (V.I.) LIMITED


                                    By:
                                        -----------------------------------
                                    Title:



                                    By:
                                        -----------------------------------
                                    Title:


ATTEST:                             STATE STREET BANK AND TRUST COMPANY


                                    By:
---------------------------             -----------------------------------
                                    Title:




                                       3